                           JPMORGAN U.S. EQUITY FUNDS

                           JPMORGAN U.S. EQUITY FUND

                      CLASS A, CLASS B AND CLASS C SHARES

                        SUPPLEMENT DATED DECEMBER 31, 2001
                   TO THE PROSPECTUS DATED SEPTEMBER 7, 2001


Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. Following the merger the Fund had only one "accounting survivor," which was re-named the "Institutional Class" and whose performance appears in the 9/7/01 prospectus. Although Class A Shares were introduced on 9/10/01, their investment program is identical to and their current expenses are substantially the same as, a former feeder that was merged out of existence, but whose performance may be of interest, and is being furnished supplementally below.

THE JPMORGAN U.S. EQUITY FUND'S PAST PERFORMANCE
The bar chart shows how the performance of the Fund has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns for the past one year, five years and ten years. It compares that performance to the S&P 500, a widely recognized market benchmark.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load.

For the period 1/1/91 through 7/19/93, returns reflect performance of The Pierpont Equity Fund, the predecessor of the Fund.

For the period 7/19/93 through 9/15/00, returns reflect performance of the Fund's Select Class. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the Fund's predecessor and the Select Class.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF
9/30/01 WAS -20.93%


TOTAL RETURN (1,2)
           1991        34.12%
           1992         8.73%
           1993        11.02%
           1994        -0.61%
           1995        32.48%
           1996        21.06%
           1997        28.41%
           1998        24.45%
           1999        14.69%
           2000        -6.72%

                 BEST QUARTER       21.33%
                               4th quarter, 1998
WORST QUARTER                      -11.18%
                               3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1,2)

                                          PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
 CLASS A SHARES (AFTER FEEDER EXPENSES)       -12.08      -14.30         15.32
 S&P 500 INDEX (NO EXPENSES)                   -9.10       18.33         17.46

(1)  THE FORMER FEEDER WHOSE PERFORMANCE IS SHOWN COMMENCED OPERATIONS ON
     9/15/00.
(2)  THE FUND'S FISCAL YEAR END IS 5/31.


                                                                  SUP-EQABC-102